UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 24, 2026

Galaxy Gaming, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Nevada	000-30653	20-8143439
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

6480 Cameron Street Suite 305

Las Vegas, Nevada 89118

(Address of principal executive offices)

(702) 939-3254

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230 425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None

Title of Each Class	Trading Symbol	Name of Exchange on Which Registered
Common Stock	GLXZ	OTCQB marketplace

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

On July 24, 2026, Galaxy Gaming, Inc. (the “Company”) entered into an amendment (the First Amendment”) to its Credit Agreement dated as of January 6, 2025 (the “Credit Agreement”) between the Company and BMO Bank N.A., a national banking association (“Bank”).

The First Amendment amended the Credit Agreement to, among other things, permit the Company to repurchase up to $4 million of the Company’s capital stock, equity interests or warrants, provided that such approved restricted payment satisfies certain conditions, including that (i) the Company has minimum unencumbered liquid assets of $5 million after taking into account such approved restricted payments; (ii) the sole source of funds for the payment of such approved restricted payment is the termination fee paid to the Company in connection with the termination of the merger agreement by Evolution Malta Holding Limited, (iii) the Company is in compliance with all financial covenants; and (iv) certain other conditions are satisfied. The First Amendment also amended the Fixed Charge Coverage Ratio, and various requirements related to the provision of certain financial reports by the Company to the Bank.

The foregoing description of the First Amendment is not complete and is qualified in its entirety by reference to the First Amendment, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K (this “Current Report”) and incorporated herein by reference.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth under Item 1.01 is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

d) Exhibits

Exhibit No.	Description

10.1	First Amendment to Loan Documents dated as of July 24, 2026, by and between Galaxy Gaming, Inc. and BMO Bank N.A.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: July 29, 2026	GALAXY GAMING, INC.

	By:	/s/ Steven Kopjo
Steven Kopjo
Chief Financial Officer